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                                                               EXHIBIT 11

                       INDEPENDENT AUDITORS' CONSENT

The Board of Directors
General Securities, Incorporated:

We consent to the use of our report included herein and to the reference to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "GENERAL INFORMATION - Independent Auditors" in the prospectus.


                                              KPMG Peat Marwick LLP

Minneapolis, Minnesota
March 25, 1996